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                                                                   Exhibit 10.72


               REVOLVING CREDIT FACILITY AND SECURITY AGREEMENT

      THIS REVOLVING CREDIT FACILITY AND SECURITY AGREEMENT ("Agreement") is made as of the 31st day of December, 1996 by and between LCC INTERNATIONAL, INC., a Delaware corporation whose principal office is located at Courthouse Plaza II, 2300 Clarendon Boulevard, Arlington, Virginia 22201 (the "Lender"), and MICROCELL MANAGEMENT, INC., a Delaware corporation whose principal office is located at 1300 Bellona Avenue, Timonium, Maryland 21093 (the "Borrower").

                                    RECITALS

      WHEREAS, Borrower is engaged in the business of the acquisition, build-out and operation of wireless communications towers;

      WHEREAS, Borrower is an eighty-three and seventy-five one hundredths percent (83.75%) held subsidiary of Lender;

      WHEREAS, Borrower and Lender desire to provide for certain loan advances to be made by Lender to Borrower to finance Borrower's operations on the terms and conditions set forth herein;

      WHEREAS, each of the Borrower and Lender acknowledges that it will receive substantial direct and indirect benefits by reason of the making of advances to the Borrower as provided in this Agreement, including, without limitation, by virtue of the interrelationship between the Borrower and the Lender;

      NOW, THEREFORE, for the promises made herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1.    Definitions.

            (a) General Terms. When used herein, the following terms shall have the following meanings:

                  "Accounts" shall mean the Borrower's presently existing and hereafter arising or acquired accounts, accounts receivable, book debts, notes, drafts, acceptances, chattel paper, and other forms of obligations now or hereafter owned or held by or payable to the Borrower relating in any way to Inventory (as hereinafter defined) or arising from the sale of Inventory or the rendering of services by the Borrower or howsoever otherwise arising, including the right to payment of any interest or finance charges with respect thereto, together with all merchandise represented by any of the foregoing; all such merchandise that may be reclaimed or repossessed or returned to the Borrower; all of the Borrower's rights as an unpaid vendor, including stoppage in transit, reclamation, replevin, and


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sequestration; all pledged assets and all letters of credit, guaranty claims, liens, and security interests held by or granted to the Borrower to secure payment of any of the foregoing; all proceeds and products of all of the foregoing described properties and interests in properties; all proceeds of insurance with respect thereto, including the proceeds of any applicable credit insurance or fidelity bond, whether payable in cash or in kind; and all ledgers, books of account, records, computer programs, computer disks or tape files, computer printouts, computer runs, and other computer prepared information relating to any of the foregoing.

                  "Collateral" shall mean all property and interests in property now owned or hereafter acquired by the Borrower in or upon which a security interest, lien or mortgage is granted to the Lender by the Borrower under this Agreement or under any other documents, instruments or writings executed by the Borrower and delivered to the Lender, including, without limitation, Accounts, General Intangibles, Inventory, Intellectual Property, Fixtures, Equipment and Real Estate (each as defined herein).

                  "Default" shall mean an event which through the passage of time or the service of notice or both would mature into an Event of Default (as hereinafter defined).

                  "Equipment" shall mean Borrower's machinery and equipment, including, without limitation, data processing and computer equipment with software and peripheral equipment, and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, motor vehicles, rolling stock and other equipment of every kind and nature, and Fixtures (as hereinafter defined) not forming a part of real estate, all whether now owned or hereafter acquired, and wherever situated, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

                  "Event of Default" shall mean the occurrence or existence of any one or more of the following events: (i) the Borrower shall fail to pay principal immediately when the same is due or declared due hereunder and the same shall remain unpaid thirty (30) days after notice thereof by the Lender to the Borrower; (ii) the Borrower shall fail to pay interest immediately when the same is due or declared due hereunder and the same shall remain unpaid thirty
(30) days after notice thereof by the Lender to the Borrower; (iii) the Borrower fails to pay any of its Obligations (as hereinafter defined) (other than as set forth in clauses (i) or (ii) above) within ten (10) days after such Obligations are due or are declared due in accordance herewith and the same shall remain unpaid thirty (30) days after notice thereof by the Lender to the Borrower; (iv) the Borrower fails or neglects to perform,

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keep or observe any of the covenants, conditions or agreements contained in this
Agreement for a period of thirty (30) days or more after notice thereof by the Lender to the Borrower (other than occurrences referred to or embodied in other provisions of this subsection which shall constitute immediate Events of Default, unless a grace period is otherwise specified in the description thereof); (v) any warranty or representation now or hereafter made by the Borrower in connection with this Agreement is untrue or incorrect in any material respect, or any written schedule, certificate, statement, report, financial data, notice, or other writing required to be furnished hereunder at any time by the Borrower to the Lender is untrue or incorrect in any material respect as of the date on which the warranty, representation or the facts set forth therein are stated, certified or deemed made; (vi) all or any part of the Collateral or the assets (with a fair market value in excess of two hundred and fifty thousand dollars ($250,000)) of the Borrower are attached, seized, subjected to a writ or distress warrant, or levied upon, or come within the possession or control of any creditor of the Borrower and on or before the thirtieth (30th) day thereafter such Collateral or assets are not returned to the Borrower, or such writ, distress warrant or levy is not dismissed, stayed or lifted; (vii) the Borrower makes an assignment for the benefit of creditors; convenes a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; commences any bankruptcy, reorganization or insolvency proceeding or other proceeding under any federal, state, provincial or other law for relief of debtors or proposes, authorizes or consents to the taking of any of the foregoing actions;
(viii) the Borrower fails to obtain the dismissal, within thirty (30) days after the commencement thereof, of any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any law for the relief of debtors instituted against it; fails actively to oppose any such proceeding; or in any such proceeding, defaults or files an answer admitting the material allegations upon which the proceeding was based or states in any filing in such proceeding its willingness to have an order for relief entered or its desire to seek liquidation, reorganization or adjustment of any of its debts; (ix) any receiver, trustee or custodian is appointed to take possession of all or any substantial portion of the assets of the Borrower or any committee of the Borrower's creditors is formed for the purpose of enforcing such creditors' rights; (x) the Borrower voluntarily or involuntarily dissolves or is dissolved, liquidates or is liquidated or ceases to be solvent or admits in writing that it is not solvent or fails to pay all or any material portion of its debts as they become due or admits in writing its present or prospective inability to pay its debts as they become due; or (xi) any material term or provision of this Agreement for any reason shall cease to be valid and binding on or become unenforceable against the Borrower or the Borrower shall so state or assent in writing. The occurrence or existence of any of the foregoing events shall constitute an immediate Event of Default unless notice or further notice, as the case may be, by the Lender or a cure period is specifically required by the description of such event before such event matures into an Event of Default.

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                  "Fixtures" shall mean all "fixtures" as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower.

                  "General Intangibles" shall mean the Borrower's presently owned or hereafter acquired goodwill, choses in action, causes of action, franchises, methods, sales literature, drawings, specifications, descriptions, confidential information, consulting agreements, employment agreements, engineering contracts, leasehold interests in real and personal property, insurance policies (including business interruption insurance, if any) and such other assets which uniquely reflect the goodwill of the business of the Borrower; deposit amounts, letters of credit, and general intangibles relating to other items of Collateral, including without limitation, rights to refunds or indemnification, reversionary or other rights of the Borrower to excess employee benefit plan assets upon termination or amendment thereof; and proceeds of all of the foregoing, including without limitation, insurance proceeds, including proceeds of business interruption insurance, income tax refunds, and claims for tax or other refunds against any city, county, state, or federal government, or any agency or authority or other subdivision thereof.

                  "Intellectual Property" shall mean the Borrower's present and future designs, patents, patent rights and applications therefor, trademarks and registrations or applications therefor, trade names, service marks, inventions, copyrights and all applications and registrations therefor, software or computer programs, license rights, trade secrets, methods, processes, know-how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, and any interest of the Borrower in the foregoing, whether now owned or hereafter acquired by the Borrower and proceeds of all of the foregoing, including, without limitation, proceeds of insurance policies thereon.

                  "Inventory" shall mean all of the inventory of the Borrower of every kind and description, now or at any time hereafter owned by or in the custody or possession, actual or constructive, of the Borrower, wherever located, including, but not limited to, all merchandise, raw materials, parts, supplies, work-in-process and finished goods intended for sale, together with all the containers, packing, packaging, shipping and similar materials related thereto, and including such inventory as is temporarily out of the Borrower's custody or possession, including inventory on the premises of others and items in transit, and including any returns and repossessions upon any accounts, documents, instruments or chattel paper relating to or arising from the sale of inventory, and all substitutions and replacements therefor, and all additions and accessions thereto, and all ledgers, books of account, records, computer printouts, computer runs, and other computer-prepared information relating to any of the foregoing, and any and all proceeds of any of the foregoing, including, without limitation, proceeds of insurance policies thereon.

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                  "Obligations" shall mean all of the Borrower's obligations, liabilities and indebtedness to the Lender of any and every kind and nature, whether heretofore, now or hereafter owing, arising, existing, due or payable and howsoever evidenced, created, incurred, or owing, whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance) in connection with this Agreement or by operation of law.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code of the State of Delaware or of any other state which may be applicable in connection with the issue of perfection or non-perfection of security interests in the Collateral.

      2.    The Revolving Credit Facility.

            (a) Subject to and upon the provisions of this Agreement, the Lender establishes a revolving credit facility in favor of the Borrower. The aggregate of all advances under the revolving credit facility are sometimes referred to in this Agreement collectively as the "Revolving Loan." The maximum aggregate principal amount of the Revolving Loan is Thirty-Five Million United States Dollars (US$35,000,000).

            (b) During the term of this Agreement, the Lender agrees to make advances under the Revolving Loan as requested by the Borrower from time to time; provided that, after giving effect to the Borrower's request to borrow, the outstanding principal balance of the Revolving Loan would not exceed Thirty-Five Million United States Dollars (US$35,000,000).

            (c) The Borrower shall not make a request for an advance, and the Lender shall not be obligated to make such advances, under the Revolving Loan unless a majority of the Borrower's directors have voted in favor of making such request.

      3. Procedure for Making Advances Under the Revolving Loan. The Borrower shall make any request for an advance under the Revolving Loan in writing to the Lender and shall attach a copy of executed resolutions of the Borrower's directors authorizing such request. The Lender shall have ten (10) business days from the receipt of such written request to make such advance to the Borrower.

      4. Revolving Credit Note. The obligation of the Borrower to pay the Revolving Loan with interest shall be evidenced by a separate promissory note payable to the Lender (as from time to time extended, amended, restated, supplemented or otherwise modified, the "Revolving Credit Note") substantially in the form of Exhibit A attached hereto, with appropriate insertions. The Revolving Credit Note shall be dated as of the date of the first advance under the Revolving Loan, shall be payable to the order of the Lender, at the times provided in the

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Revolving Credit Note and shall be in the principal amount of Thirty-Five
Million United States Dollars (US$35,000,000).

      5. Optional Prepayments of Revolving Loan. The Borrower may, at its option, at any time and from time to time prepay the principal sum outstanding under the Revolving Loan, in whole or in part, without premium or penalty. Any amount of principal prepaid by Borrower shall then be available for the Borrower to re-borrow in accordance with the provisions of Section 2, above.

      6. Revolving Loan Account. The Lender will establish and maintain a loan account on its books for the Borrower (the "Revolving Loan Account") to which the Lender will (a) debit (i) the principal amount of the Revolving Loan made by the Lender hereunder as of the date made, and (ii) the amount of any interest accrued on the Revolving Loan made by the Lender as and when due, and
(b) credit all payments made by the Borrower to the Lender on account of the Revolving Loan as of the date made. Absent manifest error, any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the Revolving Loan Account shall be presumed conclusively to be correct and shall constitute an account stated between the Borrower and the Lender.

      7. Interest. Each advance made hereunder shall bear interest on the unpaid principal amount thereof at a rate per annum equal to the prime rate as published in the Wall Street Journal from time to time. Interest shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed and shall be payable monthly. All payments made hereunder shall be applied first to accrued and unpaid interest, and then to principal.

      8. Security Interest. In consideration of the Revolving Loan, the Borrower hereby assigns, conveys, mortgages, pledges, hypothecates and transfers and hereby grants to the Lender a right of setoff against and a continuing lien upon and security interest in and to all of the Borrower's right, title and interest in and to the following property and interests in property, whether now owned or hereafter acquired by the Borrower and wheresoever located: (i) Accounts; (ii) General Intangibles; (iii) Fixtures; (iv) Inventory; (v) Equipment; (vi) Intellectual Property; (vii) all of the Borrower's deposit accounts (general or special) with any financial institution with which the Borrower maintains deposits; (viii) all of the Borrower's now owned or hereafter acquired monies, chattel paper, notes, documents, instruments and any and all other property and interests in property of the Borrower; (ix) all insurance policies relating to any of the foregoing, including without limitation business interruption insurance; (x) all of the Borrower's books and records relating to any of the foregoing; (xi) all accessions and additions to, substitutions for, and replacements of any of the foregoing; and (xii) all cash collections from, and all other cash and non-cash proceeds of, any of the foregoing. In addition, the Borrower shall grant and convey to the Lender mortgage liens on

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all real property of the Borrower hereafter acquired. The Lender's liens and security interests shall be first and prior perfected liens or security interests with respect to all Collateral.

      9. Preservation of Collateral and Perfection. Simultaneously with the execution of this Agreement and at any time or times hereafter at the request of the Lender, the Borrower shall execute and deliver all financing statements, security agreements, mortgages, amendments thereto, assignments and notices thereof or other documents (and pay the cost of delivering, filing or recording the same in all public or private offices deemed necessary by the Lender), as the Lender may request, in a form satisfactory to the Lender, to perfect and maintain the security interests in the Collateral granted by the Borrower to the Lender or to otherwise protect and preserve the Collateral and the Lender's security interests therein or to continue to enforce the Lender's security interests in the Collateral. Should Borrower fail to do so, the Lender is authorized to sign any such financing statements or other documents as the Borrower's agent. Borrower further agrees that a carbon copy, photocopy or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

      10. Default and Acceleration of Obligations. If an Event of Default shall exist or occur and be continuing, the Lender may terminate this Agreement and upon notice of termination to the Borrower (a) the Obligations shall be accelerated and all of the Obligations shall automatically, without further notice of any kind, be immediately due and payable, provided that upon the occurrence of any Event of Default referred to in paragraphs (vi), (vii), or
(viii), within the definition of "Event of Default," such termination and acceleration shall be deemed to occur automatically without notice of any kind being given to the Borrower or action of any kind being taken by the Lender.

      11. Rights and Remedies Generally. Upon acceleration of the Obligations, the Lender shall have, in addition to any other rights and remedies contained in this Agreement, all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable laws, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law. In addition to all such rights and remedies, the Lender shall have the right to sell, lease or otherwise dispose of all or any part of the Collateral and the sale, lease or other disposition of the Collateral, or any part thereof, by the Lender after an Event of Default may be for cash, credit or any combination thereof, and the Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Obligations then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Lender may, in its sole discretion, cause the Collateral to remain on the Borrower's premises or otherwise or to be removed and stored at premises owned by other persons, at the Borrower's expense, pending sale or other disposition of the Collateral. The Lender shall have

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the right to conduct such sales on the Borrower's premises, at the Borrower's expense, or elsewhere, on such occasion or occasions as the Lender may see fit.

      12. Entry Upon Premises and Access to Information. Upon acceleration of the Obligations, the Lender shall have the right to enter upon the premises of the Borrower where the Collateral is located (or is believed to be located) without any obligation to pay rent to the Borrower, or any other place or places where the Collateral is believed to be located and kept, to render the Collateral usable or salable, to remove the Collateral therefrom to the premises of the Lender or any agent of the Lender for such time as the Lender may desire in order effectively to collect or liquidate the Collateral, and/or to require the Borrower to assemble the Collateral and make it available to the Lender at a place or places to be designated by the Lender. Upon acceleration of the Obligations, the Lender shall have the right to take possession of the Borrower's original books and records, to obtain access to the Borrower's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Lender deems appropriate.

      13. Sale or Other Disposition of Collateral by the Lender. Any notice required to be given by the Lender of a sale, lease or other disposition or other intended action by the Lender with respect to any of the Collateral which is deposited in the United States mails, postage prepaid and duly addressed to the Borrower at least ten (10) days prior to such proposed action, shall constitute fair and reasonable notice to the Borrower of any such action. The net proceeds realized by the Lender upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by the Lender in connection therewith, shall be applied as provided herein toward satisfaction of the Obligations. The Lender shall account to the Borrower for any surplus realized upon such sale or other disposition, and the Borrower shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect the Lender's security interest in the Collateral until the Obligations are fully paid. The Borrower agrees that the Lender has no obligation to preserve rights to the Collateral against any other parties. Upon acceleration of the Obligations in accordance with Section 10, the Lender is hereby granted a license or other right to use, without charge, the Borrower's General Intangibles, Intellectual Property, Equipment, Real Estate and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale or lease and selling or leasing any Inventory or other Collateral and the Borrower's rights under all licenses, leases and franchise agreements shall inure to the Lender's benefit until all Obligations are paid in full.

      14. Waiver of Demand. DEMAND, PRESENTMENT, PROTEST AND NOTICE OF DEMAND, PRESENTMENT, PROTEST AND NONPAYMENT ARE

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HEREBY WAIVED BY THE BORROWER. THE BORROWER ALSO WAIVES THE BENEFIT OF ALL
VALUATION, APPRAISAL AND EXEMPTION LAWS TO THE EXTENT PERMITTED BY LAW.

      15. Waiver of Notice. IN THE EVENT OF AN EVENT OF DEFAULT, THE BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE LENDER OF ITS RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. THE BORROWER ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS AGREEMENT.

      16. Term and Termination. This Agreement shall remain in effect until the earlier to occur of: (i) the dissolution and liquidation of the Borrower; or
(ii) the termination of this Agreement by the Lender one hundred and twenty
(120) days after written notice thereof to the Borrower, whereupon the Obligations shall be accelerated and all of the Obligations shall automatically, without further notice of any kind, be immediately due and payable.

      17.   Miscellaneous.

            (a) This Agreement constitutes the complete and exclusive statement of the terms and conditions between the parties with respect to the subject matter hereof and supersedes and merges any prior understandings or agreements, oral or written.

            (b) This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware (other than the laws of the State of Delaware governing choice of law).

            (c) This Agreement shall be binding upon the parties and their respective successors and assignees. No party may assign this Agreement, or any of its rights, duties or obligations hereunder, in whole or in part, to any person or entity without the prior written consent of the other party.

            (d) The waiver or failure of any party to exercise any right in any respect provided for herein shall not be deemed a waiver of any other or further right hereunder.

            (e) Any term or provision of this Agreement that is held invalid or unenforceable by a court of competent jurisdiction in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or


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unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

            (f) This Agreement may not be amended, modified or altered except by written instrument duly executed by each party expressly referencing this Agreement and the parties' intent that it be so amended, modified or altered.

            (g) Each party represents that such party has full power and authority to enter into this Agreement and perform its obligations hereunder. Each party represents that the person signing this Agreement on its behalf has been properly authorized and empowered to enter into this Agreement.

            (h) This Agreement may be executed in one or more counterparts and may be executed by facsimile signature, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized on the date first above written.

                                 LCC INTERNATIONAL, INC.

                                 By:  /S/ PIYUSH SODHA
                                    ----------------------
                                 Name:   Piyush Sodha
                                 Title:  President & Chief Executive Officer



                                 MICROCELL MANAGEMENT, INC.

                                 By: /S/ ALBERT F. GRIMES
                                    ------------------------
                                 Name:   Albert F. Grimes
                                 Title:  President


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                                                                   EXHIBIT 10.74


                                                                       EXHIBIT A

                              REVOLVING CREDIT NOTE

US$35,000,000                                               December ___, 1996



      FOR VALUE RECEIVED, MICROCELL MANAGEMENT, INC., a Delaware corporation ("Maker"), promises to pay to the order of LCC INTERNATIONAL, INC., a Delaware corporation ("Holder"), at 2300 Clarendon Boulevard, Suite 800, Arlington, Virginia 22201, or at such other place as the Holder hereof may from time to time designate in writing, the principal sum of Thirty-Five Million United States Dollars (US$35,000,000), or so much thereof as has been or may be advanced or readvanced to the Maker and remains outstanding pursuant to the terms and conditions of the Revolving Credit Facility (as hereinafter defined), together with accrued but unpaid interest thereon at the rate hereinafter provided, in accordance with the following:

      1. Interest. Commencing as of the date of each advance under the Revolving Credit Facility and continuing until repayment in full of all sums due hereunder, the unpaid principal sum shall bear interest at a rate per annum equal to the prime rate as published in the Wall Street Journal as in effect from time to time. Interest shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

      2. Payments and Maturity. The unpaid principal sum, together with interest thereon at the rate provided above, shall be payable as follows:

            (a) Interest only on the unpaid principal sum shall be due and payable monthly, commencing on the first day of the month following the month in which this Revolving Credit Note is made, and on the first day of each month thereafter to maturity; and

            (b) Unless sooner paid, the unpaid principal sum, together with interest accrued and unpaid thereon, shall be due and payable upon the termination of the Revolving Credit Facility.

      The advances made by the Holder to the Maker, all payments made on account of principal hereof and all conversions of principal hereof, shall be recorded by the Holder on the grid attached hereto which is a part of this Revolving Credit Note. The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Revolving Credit Facility will not affect the continuing validity of this Revolving Credit Note or the Revolving Credit Facility, and the balance may be increased to the maximum principal sum of this Revolving Credit Note after any such reduction to zero.

      3. Prepayment. The Maker may prepay the outstanding principal sum in whole or in part at any time and from time to time without notice, premium or penalty.

      4. Revolving Credit Facility. This is the promissory note referred to in the Revolving Credit Facility and Security Agreement dated of even date herewith by and between the Maker and the Holder (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Revolving Credit Facility").

      5. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Revolving Credit Note:

            (a) The failure of the Maker to pay to the Holder when due any and all amounts payable by the Maker to the Holder under the terms of this Revolving Credit Note, but only if the Maker fails to cure such default within thirty (30) days after the Holder shall have sent the Maker written notice of such default (to the Maker's last known address); or

            (b) The occurrence of an event of default under the Revolving Credit Facility.

      6. Remedies. Upon the occurrence of an Event of Default, at the option of the Holder, all amounts payable by the Maker to the Holder under the terms of this Revolving Credit Note shall immediately become due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

      7. Security. This Revolving Credit Note is secured pursuant to the Revolving Credit Facility and reference is made thereto for a statement of the terms and conditions of such security.

      8. Waiver. Maker hereby waives demand, presentment, protest, notice of demand, presentment, protest and nonpaymant. Maker also waives all rights to notice and hearing of any kind upon the occurrence of an Event of Default prior to the exercise by Holder of its rights to repossess the Collateral (as defined in the Revolving Credit Facility) without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

      9.    Miscellaneous.

            (a) Any term or provision of this Revolving Credit Note that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Revolving Credit Note shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

            (b) This Revolving Credit Note may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought expressly referencing this Revolving Credit Note and such party's intent that such waiver, change, modification or discharge be effected.

            (c) This Revolving Credit Note shall be interpreted in accordance with the laws of the State of Delaware (other than the laws of the State of Delaware governing choice of law).

            (d) This Revolving Credit Note is not negotiable.

                                    MAKER:

                                    MICROCELL MANAGEMENT, INC.

                                    By:
                                       ---------------------------
                                    Name:    Albert F. Grimes
                                    Title:   President

                       ADVANCES AND PAYMENTS OF PRINCIPAL

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                                    AMOUNT OF
                    AMOUNT OF     PRINCIPAL PAID   UNPAID PRINCIPAL      NOTATION
      DATE           ADVANCE        OR PREPAID          BALANCE           MADE BY
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
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